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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 9, 2005

                         TELESOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       0-2564               59-3738614
(State or other jurisdiction of   (Commission file number)     (IRS employer
 Incorporation or organization)                             Identification no.)


                             860 Parkview Boulevard
                             Lombard, Illinois 60148
          (Address of principal executive offices, including zip code)

                                 (630) 620-4787
              (Registrant's telephone number, including area code)
                                 Not Applicable

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

Item 5.02. Appointment of New Chief Executive Officer; Termination of Previous Chief Executive Officer.

Effective September 1, 2005, Telesource International, Inc. (the "Company") promoted Nidal Zayed to serve as the Company's acting Chief Executive Officer. The Board of Directors did not renew previous Chief Executive Officer, K.J. Semikian's contract.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are to be filed as part of this 8-K:

      Exhibit 99.1      Press Release issued September 9, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Telesource International, Inc.
                                         --------------------------------
                                         (Registrant)



          Date  September 9, 2005        /s/ Greg Grosvenor
                                         --------------------------------
                                         Greg Grosvenor, CPA
                                         Chief Financial Officer


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